UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2005

Date of Report (Date of earliest event reported)

Oakley, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-13848	95-3194947
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Icon
Foothill Ranch, California 92610
(Address of principal executive offices) (Zip Code)

(949) 951-0991
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02(c). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 3, 2005, the Oakley Board of Directors appointed Colombe M. Nicholas to the Board of Directors of Oakley to serve until Oakley’s next Annual Meeting of Shareholders. Ms. Nicholas has also been elected to serve on the Audit and Nominating and Corporate Governance Committees of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2005	By:	/s/ Cosmas N. Lykos
Cosmas N. Lykos
Vice President of Business Development